SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )



Filed by the registrant /*/
FIled by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12





                Dreyfus California Municipal Income, Inc.
             __________________________________________________
             (Name of Registrant as Specified in Its Charter




                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
               _________________________________________________
                  (Name of Person(s) Filing Proxy Statement)

                    DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                          DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                            ------------------------
                  NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                            ------------------------
To the Stockholders:
         The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 22, 1998 at 10:00 a.m., for the following purposes:
         1. To elect three Class II Directors to serve for a three year term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on March 25, 1998 will be entitled to receive notice of and to vote at the meeting.
                                                        By Order of the Board
                                                        Michael S. Petrucelli
                                                        Assistant Secretary

New York, New York
March 25, 1998

--------------------------------------------------------------------------
                     WE NEED YOUR PROXY VOTE IMMEDIATELY

        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
--------------------------------------------------------------------------

                    DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                         DREYFUS MUNICIPAL INCOME, INC.
                     DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                            COMBINED PROXY STATEMENT
                            ------------------------
                          ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FRIDAY, MAY 22, 1998
         This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. ("DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. ("DNYMI") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 22, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 25, 1998 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 25, 1998, the Funds had outstanding the following number of shares:

       NAME OF FUND                             SHARES OUTSTANDING
       ________-____                            __________________
           DCMI                                      4,525,805
           DMI                                      20,330,847
           DNYMI                                     3,785,670
         It is estimated that proxy materials will be mailed to stockholders of record on or about April 3, 1998. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.
                         PROPOSAL 1. ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class II Directors to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

                                                                                                                          YEAR
NAME OF NOMINEE, PRINCIPAL                                                                                                TERM
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                 DIRECTOR           WOULD
PAST FIVE YEARS                                                                    AGE                   SINCE            EXPIRE
_______________________-________________                                          _____-               ____-_____         _______
CLASS II:
WHITNEY I. GERARD                                                                   62                    1988             2001
        Partner of the New York City law firm of Chadbourne & Parke. His address is 30 Rockefeller Plaza, New York, New York 10112.
ROBERT R. GLAUBER                                                                   59                   (1988)            2001
        Research Fellow, Center for Business and Government at                                            1992*
        the John F. Kennedy School of Government, Harvard University, since
        January 1992. Mr. Glauber was Under Secretary of the Treasury for
        Finance at the U.S. Treasury Department from May 1989 to January
        1992. For more than five years prior thereto, he was a Professor of
        Finance at the Graduate School of Business Administration of Harvard
        University, and from 1985 to 1989, Chairman of its Advanced Management
        Program. He is a director of MidOcean Reinsurance Co. Ltd. and Cooke &
        Bieler, Inc., investment counselors. His address is 79 John F. Kennedy
        Street, Cambridge, Massachusetts 02138.
ARTHUR A. HARTMAN                                                                   72                    1989             2001
        Senior consultant with APCO Associates Inc. From 1981 to 1987, he was
        United States Ambassador to the former Soviet Union. He is a director of the Hartford Insurance Group, Ford Meter Box Corporation and Lawter
        International, and a member of the advisory councils of several other companies, research institutes and foundations. He is Chairman of
        First NIS Regional Funds (ING/Barings Management) and former President of the Harvard Board of Overseers. His address is 2738 McKinley
        Street, N.W., Washington, D.C. 20015.
_______________________
*  Mr. Glauber was elected to the Board of each Fund on September 15, 1988 and resigned on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.

                             [Page 2]
         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.
         Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation committee or any committee performing similar functions.
         For each Fund's most recent fiscal year, the number of Board meetings that were held and the aggregate amount of compensation received by each Continuing Director from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain information concerning each Fund's officers is also set forth in Exhibit A.
         Each Fund typically pays its Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board of each Fund receives an additional 25% in annual retainer and per meeting fees. The Funds do not pay any other remuneration to their officers and Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.
         The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1997, and by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation) for the year ended December 31, 1997, was as follows:
                                                                TOTAL
                                                             COMPENSATION
                                                            FROM FUNDS AND
                                   AGGREGATE                 FUND COMPLEX
    NAME OF NOMINEE               COMPENSATION                  PAID TO
    AND FUND                     FROM EACH FUND*                 NOMINEE
_____________________            ________________                ________
WHITNEY I. GERARD                                                $60,500
    DCMI                             $4,250
    DMI                              $4,250
    DNYMI                            $4,250
ROBERT R. GLAUBER                                               $102,500
    DCMI                             $4,250
    DMI                              $4,250
    DNYMI                            $4,250
ARTHUR A. HARTMAN                                                $55,750
    DCMI                             $4,000
    DMI                              $4,000
    DNYMI                            $4,000
_______________________________
         * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,380 for DCMI, DMI and DNYMI in the aggregate, for all Directors as a group.
         For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.


                             [Page 3]

         PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons"
(as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for the fiscal year ending September 30, 1998 at a Board meeting held on February 5, 1998. Accordingly, the selection by each Fund's Board of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending September 30, 1998 is submitted to stockholders for ratification. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Funds or Dreyfus.
         Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Funds' organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the fiscal year ending September 30, 1998 is in the best interests of the Fund.
         A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
          EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
      DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE
       SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.
                                    OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.
         Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 31, 1998 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel.
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser. Richard F. Syron became a director of Dreyfus as of July 22, 1997. Ronald P. O'Hanley became a Vice Chairman of Dreyfus as of January 15, 1998. Christopher J. Kelley, Kathleen Morrisey and Elba Vasquez were each elected Vice President and Assistant Secretary to the Funds as of February 5, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Funds' shares at the time they assumed their positions. Messrs. Syron, O'Hanley and Kelley and Mesdames Morrissey and Vasquez each filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934 on November 18, 1997, March 5, 1998, March 2, 1998, February 27, 1998, and February 25, 1998, respectively.

                             [Page 4]

                        NOTICE TO BANKS, BROKER/DEALERS AND
                         VOTING TRUSTEES AND THEIR NOMINEES
         Please advise the appropriate Fund, in care of Mellon Bank, N.A.,
c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 25, 1998

                             [Page 5]

                                     EXHIBIT A
                                      PART I
         Part I sets forth information relevant to the continuing Directors.
Unless otherwise indicated the information set forth herein applies to all
Funds.
NAME OF CONTINUING DIRECTOR, PRINCIPAL                                                                                    YEAR
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                                DIRECTOR            TERM
PAST FIVE YEARS                                                                     AGE                 SINCE            EXPIRES
_______________________________________                                            _____-             _________         _________
CLASS I:
LUCY WILSON BENSON                                                                   69                  1988             2000
         President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite
         Corporation, General RE Corporation and Logistics Management
         Institute. She is also a Trustee of the Alfred P. Sloan Foundation,
         Vice Chairman of the Board of Trustees of Lafayette College, Vice
         Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was
         a director of the Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International
         from 1980 to 1981. From 1977 to 1980, she was Under Secretary of
         State for Security Assistance, Science and Technology. Her address is
         46 Sunset Avenue, Amherst, Massachusetts 01002.
DAVID W. BURKE                                                                       60                  1994             2000
         Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August 1995. From
         August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus,
         and, from October 1990 to August 1994, he was Vice President and
         Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke
         was involved in the management of national television news, as Vice and Executive Vice President of ABC News, and subsequently as
         President of CBS News. His address is 197 Eighth Street, Charlestown,
         Massachusetts 02642.
MARTIN D. FIFE                                                                       69                  1988             2000
         Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies,
         since November 1987. Mr. Fife is also Chairman of the Board and Chief
         Executive Officer of Skysat Communications Network Corporation, a
         company developing telecommunications systems. From 1960 to 1994, Mr.
         Fife was President of Fife Associates, Inc. He also serves on the boards of various other companies. His address is The Chrysler
         Building, 405 Lexington Avenue, New York, New York 10174.

                             [Page A-1]


                                                                                                                          YEAR
NAME OF CONTINUING DIRECTOR, PRINCIPAL OCCUPATION                                                     DIRECTOR            TERM
AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                         AGE                  SINCE           EXPIRES
_________________________________________________                                  _____-             _________         _________
CLASS III:
JOSEPH S. DIMARTINO                                                                  54                  1995             1999
         Chairman of the Board of each Fund. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of Staffing Resources, Inc., a temporary placement agency,
         The Muscular Dystrophy Association, HealthPlan Services Corporation,
         a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, Carlyle Industries, Inc. (formerly, Belding Heminway
         Company, Inc.), a button packager and distributor, and Century
         Business Services, Inc. (formerly International Alliance Services,
         Inc.), a provider of various outsourcing functions for small to medium size businesses. For more than five years prior to January
         1995, he was President, a director and, until August 1994, Chief
         Operating Officer of Dreyfus and Executive Vice President and a
         director of Dreyfus Service Corporation, a wholly-owned subsidiary of
         Dreyfus. From August 1994 to December 31, 1994, he was a director of
         Mellon Bank Corporation. His address is 200 Park Avenue, New York,
         New York 10166.
GEORGE L. PERRY                                                                      63                  1989             1999
         An economist and Senior Fellow at the Brookings Institution since
         1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm
         Life Insurance Company, and Federal Realty Investment Trust. His
         address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.
PAUL WOLFOWITZ                                                                       51                  1994             1999
         Dean of The Paul H. Nitze School of Advanced International Studies at
         Johns Hopkins University. From 1989 to 1993, he was Under Secretary
         of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador
         to the Republic of Indonesia. From 1982 to 1986, he was Assistant
         Secretary of State of East Asian and Pacific Affairs of the
         Department of State. His address is 1740 Massachusetts Avenue, N.W.,
         Washington, D.C. 20036.

                             [Page A-2]

                     PERTAINING TO THE BOARD OF EACH FUND
    *Number of Board and committee meetings held during the last fiscal year:
        DCMI: 5
        DMI: 5
        DNYMI: 5
    *Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office:
        DCMI: 0
        DMI: 0
        DNYMI: 0
        As of March 25, 1998, each Fund's Directors and officers, as a group (18 persons), owned less than 1% of the Fund's outstanding shares.
        COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 1997 and by all other funds in the Dreyfus Family of Funds for which such continuing Director is a Board member (the number of which is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 1997, was as follows:

                                                                                                                 TOTAL
                                                                                                             COMPENSATION
                                                                                                            FROM FUNDS AND
                                                                 AGGREGATE                                    FUND COMPLEX
NAME OF CONTINUING                                             COMPENSATION                                     PAID TO
DIRECTOR AND FUND                                             FROM EACH FUND*                             CONTINUING DIRECTOR
_____________________                                         _______________                             ____________________
LUCY WILSON BENSON                                                                                               $74,055  (15)
    DCMI                                                          $4,250
    DMI                                                           $4,250
    DNYMI                                                         $4,250
DAVID W. BURKE                                                                                                  $239,000  (49)
    DCMI                                                          $4,250
    DMI                                                           $4,250
    DNYMI                                                         $4,250
JOSEPH S. DIMARTINO                                                                                             $597,128  (96)
    DCMI                                                          $5,313
    DMI                                                           $5,313
    DNYMI                                                         $5,313
MARTIN D. FIFE                                                                                                   $60,500  (12)
    DCMI                                                          $4,000
    DMI                                                           $4,000
    DNYMI                                                         $4,000
GEORGE L. PERRY                                                                                                  $60,500  (12)
    DCMI                                                          $4,250
    DMI                                                           $4,250
    DNYMI                                                         $4,250
PAUL WOLFOWITZ                                                                                                   $52,750  (11)
    DCMI                                                          $4,000
    DMI                                                           $4,000
    DNYMI                                                         $4,000
______________________________
         *    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,380 for all Funds in the aggregate, for all
Directors as a group.

                             [Page A-3]

                                       PART II
         Part II sets forth information relevant to the executive officers of each Fund.

NAME AND POSITION                                                                         PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                               EXPERIENCE FOR PAST FIVE YEARS
__________-_______                                     _____                              __________________________________
MARIE E. CONNOLLY
President and Treasurer                                  40                               President, Chief Executive Officer,
                                                                                          Chief Compliance Officer and a director
                                                                                          of Premier Mutual Fund Services, Inc.
                                                                                          ("Premier"), and Funds Distributor,
                                                                                          Inc., the ultimate parent of which is
                                                                                          Boston Institutional Group, Inc., and
                                                                                          an officer of other investment
                                                                                          companies advised or administered by
                                                                                          Dreyfus.
RICHARD W. INGRAM
Vice President and Assistant Treasurer                   42                               Executive Vice President of Premier and
                                                                                          Funds Distributor, Inc., and an officer
                                                                                          of other investment companies advised
                                                                                          or administered by Dreyfus. From March
                                                                                          1994 to November 1995, he was Vice
                                                                                          President and Division Manager for
                                                                                          First Data Investor Services Group.
                                                                                          From 1989 to 1994, he was Vice
                                                                                          President, Assistant Treasurer and Tax
                                                                                          Director_Mutual Funds of The Boston
                                                                                          Company, Inc.
MARY A. NELSON
Vice President and Assistant Treasurer                   33                               Vice President of Premier and Funds
                                                                                          Distributor, Inc., and an officer of
                                                                                          other investment companies advised or
                                                                                          administered by Dreyfus. From September
                                                                                          1989 to July 1994, she was an Assistant
                                                                                          Vice President and Client Manager for
                                                                                          The Boston Company, Inc.
MICHAEL S. PETRUCELLI
Vice President and Assistant Treasurer                   36                               Senior Vice President of Funds
                                                                                          Distributor, Inc., and an officer of
                                                                                          other investment companies advised or
                                                                                          administered by Dreyfus. From December
                                                                                          1989 through November 1996, he was
                                                                                          employed by GE Investments where he
                                                                                          held various financial, business
                                                                                          development and compliance positions.
                                                                                          He also served as Treasurer of the GE
                                                                                          Funds and as a Director of GE
                                                                                          Investment Services.

                             [Page A-4]

NAME AND POSITION                                                                         PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                               EXPERIENCE FOR PAST FIVE YEARS
__________-_______                                     _____                              __________________________________
JOSEPH F. TOWER, III
Vice President and Assistant Treasurer                   35                               Senior Vice President, Treasurer,
                                                                                          ChiefFinancial Officer and a director
                                                                                          of Premier and Fund's Distributor,
                                                                                          Inc., and an officer of other
                                                                                          investment companies advised or
                                                                                          administered by Dreyfus. From July 1988
                                                                                          to August 1994, he was employed by The
                                                                                          Boston Company, Inc. where he held
                                                                                          various management positions in the
                                                                                          Corporate Finance and Treasury areas.
DOUGLAS C. CONROY
Vice President and Assistant Secretary                   29                               Assistant Vice President of Funds
                                                                                          Distributor, Inc., and an officer of
                                                                                          other investment companies advised or
                                                                                          administered by Dreyfus. From April
                                                                                          1993 to January 1995, he was a Senior
                                                                                          Fund Accountant for Investors Bank &
                                                                                          Trust Company. From December 1991 to
                                                                                          March 1993, he was employed as a Fund
                                                                                          Accountant at The Boston Company, Inc.
ELBA VASQUEZ
Vice President and Assistant Secretary                   36                               Assistant Vice President of Funds
                                                                                          Distributor, Inc., and an officer of
                                                                                          other investment companies advised or
                                                                                          administered by Dreyfus. From March
                                                                                          1990 to May 1996, she was employed by
                                                                                          U.S. Trust Company of New York. As an
                                                                                          officer of U.S. Trust, she held various
                                                                                          sales and marketing positions.
KATHLEEN K. MORRISSEY
Vice President and Assistant Secretary                   25                               Vice President and Assistant Secretary
                                                                                          of Funds Distributor, Inc., and an
                                                                                          officer of other investment companies
                                                                                          advised or administered by Dreyfus.
                                                                                          From July 1994 to November 1995, she
                                                                                          was a Fund Accountant for Investors
                                                                                          Bank & Trust Company.

                             [Page A-5]

NAME AND POSITION                                                                         PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                                              AGE                               EXPERIENCE FOR PAST FIVE YEARS
__________________                                     _____                              _________________________________
CHRISTOPHER J. KELLEY
Vice President and Assistant Secretary                   33                               Vice President and Senior Associate
                                                                                          General Counsel of Premier and Funds
                                                                                          Distributor, Inc., and an officer of
                                                                                          other investment companies advised or
                                                                                          administered by Dreyfus. From April
                                                                                          1994 to July 1996, he was Assistant
                                                                                          Counsel at Forum Financial Group. From
                                                                                          October 1992 to March 1994, he was
                                                                                          employed by Putnam Investments in legal
                                                                                          and compliance capacities.

The address of each officer of the Funds is 200 Park Avenue, New York, New
York 10166.


                  DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.


   The undersigned stockholder of Dreyfus California Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 25, 1998 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 22, 1998, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.


                            FOLD AND DETACH HERE



                            Please mark Boxes in blue or black ink.
Please mark
your votes as
indicated in
this example

 1.  Election of Directors

Nominees are:  Class II - Whitney I. Gerard, Robert R. Glauber,
               Arthur A.  Hartman


   FOR ALL            WITHHOLD authority only      WITHHOLD
   Nominees           for the Nominee(s) whose     authority for
                      name(s) I have written to    ALL NOMINEES
                      the right





 2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.
 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

   FOR     AGAINST  ABSTAIN
                                       THIS  PROXY  IS  SOLICITED  BY  THE
                                       FUND'S BOARD OF DIRECTORS AND  WILL
                                       BE  VOTED  FOR THE ABOVE  PROPOSALS
                                       UNLESS OTHERWISE INDICATED


                                       Signature(s) should be  exactly  as
                                       name  or  names appearing  on  this
                                       proxy.    If   shares   are    held
                                       jointly,  each holder should  sign.
                                       If    signing   is   by   attorney,
                                       executor,  administrator,   trustee
                                       or   guardian,  please  give   full
                                       title.

                                       Dated:
                                       ______________________________, 1998

                                       __________________________________
                                                  Signature(s)


                                       __________________________________
                                                  Signature(s)

                                         Sign, Date and return the Proxy
                                         Card Promptly using the Enclosed
                                         Envelope.


                             FOLD AND DETACH HERE